UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRNQ	OTC Markets
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2023, the Company entered into the First Amendment (the “First Amendment”) to Super-Priority Senior Secured Debtor-In-Possession Note Purchase Agreement (the “DIP Note Purchase Agreement”) among the Company, as a Chapter 11 Debtor and Debtor-in-Possession, Capstone Turbine International, Inc. and Capstone Turbine Financial Services, LLC, each as a Chapter 11 Debtor and Debtor-in Possession and as a Guarantor, Broad Street Credit Holdings LLC (the “Purchaser”) as Purchaser, and Goldman Sachs Specialty Lending Group, L.P. as collateral agent for the Purchaser (the “Collateral Agent”). The First Amendment provides for (i) waiver by the Purchaser and the Collateral Agent of the Company’s breach of the covenant to have achieved certain milestones with respect of the Chapter 11 Cases (as defined below) and (ii) amended certain milestones, specifically that the Bankruptcy Court shall have entered the Final Order approving the DIP Note Purchase Agreement and shall have held a confirmation hearing and entered a Confirmation Order (as defined below) by no later than November 15, 2023 and that the Plan (as defined below) shall become effective by no later than November 30, 2023.

On November 15, 2023, the Company issued, and the Purchaser funded, $3.0 million in new money debtor-in-possession notes (“New Money DIP Notes”). The proceeds of the New Money DIP Notes will be used to fund restructuring expenses, for working capital and general corporate purposes. Borrowings under the DIP Note Purchase Agreement bear interest at a rate of the SOFR Rate plus 8.75% per annum, which is payable in kind by capitalizing the amount of such interest accrued and adding such accrued amounts to the outstanding principal of the New Money DIP Notes. The New Money DIP Notes mature on the earlier of (i) forty-two (42) calendar days after the Petition Date, (ii) the date that is thirty-five (35) calendar days after the Petition Date if the Final Order has not been entered by the Bankruptcy Court on or before such date; (iii) the date of consummation of any sale of all or substantially all of the assets of any of the Debtors pursuant to section 363 of the Bankruptcy Code; (iv) the occurrence and continuation of an Event of Default not waived by Purchaser; (v) the substantial consummation or effective date of any Chapter 11 plan in the Chapter 11 Cases; (vi) the date the Bankruptcy Court enters an order for the conversion of any of the Chapter 11 Cases of any Debtors to a case under chapter 7 of the Bankruptcy Code; and (vii) dismissal of any of the Chapter 11 Cases of any Debtor. Upon the Debtors’ emergence from bankruptcy, it is expected that the DIP Note Purchase Agreement will be replaced by the Exit Facility described in the Current Report on Form 8-K filed by the Company on September 28, 2023 (the “Prior 8-K”).

The DIP Note Purchase Agreement includes protections customary for financings of this type and size, including the reaffirmation of superpriority claims and priming liens on the Debtors’ assets, liens on previously unencumbered assets, in each case subject to certain Permitted Liens, and other protections set forth in the order approving the DIP Note Purchase Agreement. The DIP Note Purchase Agreement also includes conditions precedent, representations and warranties, affirmative and negative covenants, events of default, and other customary provisions.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the First Amendment filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on September 28, 2023 (the “Petition Date”), Capstone Green Energy Corporation (the “Company”) and its wholly-owned subsidiaries, Capstone Turbine International, Inc. (“Capstone Turbine International”) and Capstone Turbine Financial Services, LLC (together with Capstone Turbine International and the Company, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered only for procedural purposes under the caption In re Capstone Green Energy Corporation, Case No. 23-11634 (LSS) (Bankr. D. Del.).

On the Petition Date, the Debtors (i) entered into a Transaction Support Agreement (the “TSA”) with Goldman Sachs Specialty Lending Group, L.P., in its capacity as collateral agent (the “Collateral Agent”) under that certain Amended and Restated Note Purchase Agreement, dated as of October 1, 2020 (as amended, the “Note Purchase Agreement”), and Broad Street Credit Holdings LLC, an affiliate of the Collateral Agent, in its capacity as purchaser (“Purchaser” and, together with the Collateral Agent, the “Pre-Petition Secured Parties”) under the Note Purchase Agreement and (ii) filed with the Bankruptcy Court a joint prepackaged chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K shall have the respective meanings given to them in the Plan or TSA, as applicable.

The TSA and Plan contemplate the Debtors effectuating certain transactions (collectively, the “Restructuring”), pursuant to which, among other things, the Company shall become a private company (“Reorganized PrivateCo”) that shall continue to own assets consisting of (i) all of the Company’s right, title, and interest in and to certain trademarks of the Company and (ii) all assets owned by the Company relating to distributor support services (the “Retained Assets”), and Capstone Turbine International shall be re-named Capstone Green Energy Holdings, Inc. and expects to be a successor to the Company for purposes of Securities and Exchange Commission reporting following emergence. We also expect that certain income tax attributes will remain with Reorganized PrivateCo. All liabilities and assets other than those directly related to the Retained Assets and otherwise described in the Plan will be transferred to a newly formed subsidiary of Reorganized PublicCo (“New Subsidiary”), which shall be named Capstone Green Energy LLC and shall be the primary operating entity.

On October 24, 2023, in accordance with the TSA and the Plan, the Debtors filed a supplement to the Plan (the “Plan Supplement”) with the Bankruptcy Court, which included, among other things, (i) a valuation of the Reorganized Debtors, (ii) a schedule of rejected Executory Contracts and Unexpired Leases, (iii) a schedule of Assumed Executory Contracts and Unexpired Leases, (iv) a description of Retained Causes of Action, and (v) identification of the officers and board members for New Subsidiary and Reorganized PublicCo. The foregoing description of the Plan Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Supplement previously disclosed.

On November 14, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, including the Plan Supplement and all exhibits and schedules thereto, and all other documents filed in connection with the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Plan provides for $7.0 million of new money exit financing, an increase from the originally contemplated $5.0 million of new money exit financing.

The Plan, the Plan Supplement, and related documents are available free of charge on the restructuring website administrated by the Debtors’ claims and noticing agent, Kroll Restructuring Administration LLC (“Kroll”), at https://cases.ra.kroll.com/capstone (the “Claims Agent Website”), which contains important information about the Chapter 11 Cases. The Company does not plan to file a Current Report on Form 8-K each time information, including any Plan supplement, is filed with the Bankruptcy Court or is made available at such website.

The Claims Agent Website contains third-party content and is provided for convenience only. The documents and other information available on the Claims Agent Website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Following delisting from Nasdaq, the common stock of the Company is currently traded on the “Expert Market” of the OTC Markets Group, which only provides for unsolicited customer orders, and quotations in Expert Market securities are restricted from public viewing and are only available to certain eligible investors.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at the Claims Agent Website or by contacting Kroll at 1-844-642-1256 (Toll Free), +1-646-651-1164 (International) or by e-mail at capstoneinfo@ra.kroll.com. The documents and other information available via such website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth below under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 9, 2023, the Debtors filed certain additional exhibits to the Plan Supplement, including (i) a description of Retained Assets and Retained Contracts, (ii) an amended list of the officers and board members for the Reorganized Debtors, (iii) certain organizational documents of the Reorganized Debtors, and (iv) a Trademark License Agreement. The foregoing description of the additional Plan Supplement materials does not purport to be complete and is qualified in its entirety by reference to the Notice of Filing of Additional Exhibits to Plan Supplement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 14, 2023, the Company issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statement regarding the Chapter 11 Cases and other statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “intend,” “may,” “will,” “plan,” “goal” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: risks attendant to the Chapter 11 bankruptcy process, including the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Chapter 11 process and on the Company’s liquidity and results of operations (including the availability of operating capital during the pendency of Chapter 11); the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; the consummation of the transactions contemplated by the TSA and the Plan, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the TSA, the Plan or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the TSA, and the ability of the parties thereto to satisfy the other conditions of the TSA or the Plan, as applicable, including satisfying the milestones specified in the TSA and the DIP Note Purchase Agreement; the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Note Purchase Agreement and other financing arrangements; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the effect of the Chapter 11 filings on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; risks related to the restatement previously announced by the Company (including discovery of additional information relevant to the financial statements subject to restatement; changes in the effects of the restatement on the Company’s financial statements or financial results and delay in the filing of the amended 10-K and amended 10-Q’s due to the Company’s efforts to complete the restatement; the time, costs and expenses associated with the restatement; potential inquiries from the SEC and/or Nasdaq; the potential material adverse effect on the price of the Company’s common stock and possible stockholder lawsuits); and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Findings of Fact, Conclusions of Law, and Order (I) Approving the Disclosure Statement; (II) Confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Capstone Green Energy Corporation and Its Debtor Affiliates; and (III) Granting Related Relief, dated November 14, 2023.

4.1

First Amendment to Super-Priority Senior Secured Debtor-In-Possession Note Purchase Agreement, dated as of November 15, 2023, among Capstone Green Energy Corporation, as a Chapter 11 Debtor and Debtor-in-Possession, the other debtors party thereto from time to time, each as a Chapter 11 Debtor and Debtor-in-Possession and as a Guarantor, Broad Street Credit Holdings LLC, as Purchaser, and Goldman Sachs Specialty Lending Group, L.P., as Collateral Agent.

99.1	Notice of Filing of Additional Exhibits to Plan Supplement, dated as of November 9, 2023.
99.2	Press Release, dated November 14, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: November 17, 2023	By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Chairman, Interim President and Chief Executive Officer